                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, DC  20549

                              --------------------------

                                       FORM 8-K


                              CURRENT REPORT PURSUANT TO
                              SECTION 13 OR 15(D) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

           Date of report (Date of earliest event reported):  July 17, 1997


                              HILTON HOTELS CORPORATION
                             ----------------------------
                             (Exact Name of Registrant as
                                Specified in Charter)



           Delaware                 1-3427                   36-2058176
      ---------------            -------------           -------------------
      (State or Other             (Commission               (IRS Employer
      Jurisdiction of             File Number)           Identification  No.)
       Incorporation)


                               9336 Civic Center Drive
                           BEVERLY HILLS, CALIFORNIA  90210
                           --------------------------------
                                (Address of Principal
                                  Executive Offices)





                                    (310) 278-4321
                            ------------------------------
                               (Registrant's telephone
                             number, including area code)


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ITEM 5.  OTHER EVENTS.

    (a) Registrant has entered into a Purchase Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Donaldson, Lufkin & Jenrette Securities Corporation, J.P. Morgan & Co. and BancAmerica Securities, Inc., attached hereto as Exhibit 1.01.

         The terms of the Registrant's $325,000,000 aggregate principal amount 7% Senior Notes due 2004 have been established as set forth in the Officers' Certificate, attached hereto as Exhibit 99.01

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         7(c) EXHIBITS.

              1.01 Purchase Agreement.

              99.01     Officers' Certificate (including form of Note).



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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            HILTON HOTELS CORPORATION



                            By:  /s/ SCOTT A. LAPORTA
                                 --------------------------------------
                                 Name:    Scott A. LaPorta
Dated:  July 21, 1997            Title:   Senior Vice President and Treasurer